                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   JUNE 1997
                             PAYMENT July 15, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                CUSIP#393534AB8
                                                Trust Account #33-31958-0
                                                Distribution Date: July 15, 1997

Securitized Net Interest Margin                                       Per $1,000
-------------------------------
Certificates                                                            Original
------------                                                            --------
1. Amount Available                               1,173,832.88

Interest

2.   Aggregate Interest                             242,544.00    2.62493506

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest                242,544.00

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                   931,288.88   10.07888398

7.   Remaining outstanding principal
     balance                                     36,145,501.20   391.1850779
     Pool Factor                                     .39118508

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                 57,186,811.61**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                              1,916,021.84
10.  Weighted average CPR                                12.91%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   JUNE 1997
                             PAYMENT July 15, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                     CUSIP#393534AB8
                                     Trust Account #33-31958-0
                                     Distribution Date: July 15, 1997

11.  Weighted average CDR                              2.66%

12.  Annualized net loss percentage                    1.28%

13.  Delinquency           30-59 day                   1.20%
                           60-89 day                   0.26%
                           90+ day                     0.52%
                           Total 30+                   1.98%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
JUNE 1997
PAYMENT July 15, 1997

                                   Fee Assets
                   ------------------------------------------
                    Guarantee       Inside        Fee Asset
                      Fees           Refi           Total
                   ------------   -----------    ------------
GTFC 1994-1         164,989.18     38,427.80      203,416.98
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                   ------------   -----------    ------------
                    164,989.18     38,427.80      203,416.98

Total amount of Guarantee Fees and Inside         203,416.98
Refinance Payments

Subordinated Servicing Fees                       418,009.54

Payment on Finance 1 Note                         621,426.52

Allocable to Interest (current)                    76,041.46

Allocable to accrued but unpaid Interest                 .00

Accrued and unpaid Trustee Fees                          .00

Allocable to Principal                            545,385.06

Finance 1 Note Principal Balance               11,078,787.37

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   JUNE 1997
                             PAYMENT July 15, 1997

                                    Inside
                     Residual        Refi           Total
                   ------------   -----------    ------------
GTFC 1994-1                .00           .00             .00
GTFC 1994-2         176,120.91     28,850.17      204,971.08
GTFC 1994-3          73,379.63     30,766.83      104,146.46
GTFC 1994-4         209,275.21     34,013.61      243,288.82
                   -----------------------------------------
                    458,775.75     93,630.61      552,406.36

Total Residual and Inside
Refinance Payments                                552,406.36